                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 5, 2006
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                    LB-UBS Commercial Mortgage Trust 2006-C7
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

  Lehman Brothers Holdings Inc., UBS Real Estate Investments Inc. and KeyBank
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                              National Association
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               (Exact Name of Sponsor as Specified in Its Charter)

            Delaware                  333-129844-04              82-0569805
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(State or Other Jurisdiction           (Commission             (IRS Employer
of Incorporation of Registrant)        File Number)        Identification No. of
                                                                Registrant)

745 Seventh Avenue, New York, New York                             10019
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 5, 2006, a pooling and servicing agreement dated as of November
13, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II (the "Registrant") as depositor,
Wachovia Bank, National Association as master servicer, LNR Partners, Inc. as special servicer, and LaSalle Bank National Association as trustee. The Pooling and Servicing Agreement was entered into for the purpose of creating a New York common law trust, designated as LB-UBS Commercial Mortgage Trust 2006-C7 (the
"Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2006-C7, Commercial Mortgage Pass-Through
Certificates, Series 2006-C7 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-AB,
Class A-3, Class A-1A, Class A-M, Class A-J, Class B, Class C, Class D, Class E,
Class F and Class X-CP (collectively, the "Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-129844). The Underwritten Certificates were sold to Lehman
Brothers Inc., UBS Global Asset Management (US) Inc., KeyBanc Capital Markets, a
division of McDonald Investments Inc., and Citigroup Global Markets Inc.
(collectively, the "Underwriters") pursuant to an underwriting agreement dated as of November 21, 2006 (the "Underwriting Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings Inc., UBS Real Estate Investments
Inc. ("UBSREI") and KeyBank National Association ("KeyBank"). Certain of the
mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans")
were acquired by the Registrant from UBSREI as seller pursuant to a Mortgage
Loan Purchase Agreement dated as of November 21, 2006 (the "UBS/Registrant
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage
Loans. Certain of the other mortgage loans backing the Underwritten Certificates
(the "KeyBank Mortgage Loans") were acquired by the Registrant from KeyBank as seller pursuant to a Mortgage Loan Purchase Agreement dated as of November 21,
2006 (the "KeyBank/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by KeyBank to the
Registrant with respect to the KeyBank Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing
Agreement with respect to the other mortgage loans backing the Underwritten
Certificates.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement, the KeyBank/Registrant Mortgage Loan Purchase
Agreement and the UBS/Registrant Mortgage Loan Purchase Agreement have been described in a prospectus dated November 13, 2006, and a supplement thereto dated November 14, 2006 related to the Underwritten Certificates, which were previously filed on behalf of the Registrant on December 1, 2006, pursuant to
Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's
Form S-3 registration statement number 333-129844-04, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting
Agreement, the KeyBank/Registrant

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Mortgage Loan Purchase Agreement and the UBS/Registrant Mortgage Loan Purchase
Agreement will be filed subsequently as exhibits to a separate Current Report on
Form 8-K filed by the Registrant for the Issuing Entity. In connection with the issuance and sale to the Underwriters of the Underwritten Certificates, legal opinions were rendered with respect to the validity of, and certain federal income tax considerations relating to, the Underwritten Certificates, which legal opinions are attached as exhibits to this report.

Item 9.01  Financial Statements and Exhibits.

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

     Not applicable.

(b) Pro forma financial information:

     Not applicable.

(c) Shell Company Transactions:

     Not applicable.

(d) Exhibits:

Exhibit No.   Description

5.1           Legality Opinion of Sidley Austin LLP, together with consent.

8.1           Tax Opinion of Sidley Austin LLP, together with consent.

23.1          Consent of Sidley Austin LLP (included as part of Exhibit 5.1 and
              Exhibit 8.1).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 7, 2006

                                              STRUCTURED ASSET SECURITIES
                                              CORPORATION II

                                              By: /s/ David Nass
                                                  ------------------------------
                                                  Name: David Nass
                                                  Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.

5.1           Legality Opinion of Sidley Austin LLP, together with consent.

8.1           Tax Opinion of Sidley Austin LLP, together with consent.

23.1          Consent of Sidley Austin LLP (included as part of Exhibit 5.1 and
              Exhibit 8.1).

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